DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Massachusetts Municipal Money Market Fund for its six-month period ended July 31, 1997. Your Fund produced an annualized yield of 2.96%, and after taking into account the effect of compounding, the annualized effective yield was 3.00%.* THE ECONOMY
    The latest government data continued to show the U.S. economy growing at a somewhat decelerated pace, with real Gross Domestic Product (GDP) falling to approximately 2.2% during the April-to-June quarter. In June, stronger chain store activity was balanced by tumbling vehicle sales, while the big three car makers sweetened sales incentive plans, signaling a belief that demand will remain on the soft side through the summer. In fact, consumer spending has been weak since the spring, expanding at just 0.8% in the second quarter. Nonetheless, many economists expect growth to pick up again, pointing to brisk capital outlays by businesses and a combination of low interest rates, high consumer confidence, steady job gains, huge wealth creation, and rising disposable income that should soon jump-start consumer spending.
    Meanwhile, the economy's strength continues to be complemented by a virtual lack of inflation. With consumer prices rising just 1.4% during the second quarter, inflation is running at its lowest pace in 34 years. Moreover, U.S. producer prices fell a record seventh consecutive month in July, and falling gold and oil prices have supported the view that inflation is also moderate globally. As expected, the Federal Reserve Board's Open Market Committee (FOMC) left interest rates alone at its July meeting, while Fed Chairman Alan Greenspan all but ruled out a move to tighten monetary policy anytime soon at his semi-annual testimony before the Senate on July
23. In the money market, short-term rates remained within a trading range as market participants deemed a Fed move in August unlikely.
MARKET ENVIRONMENT/PORTFOLIO OVERVIEW
    Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as: an increase in supply due to funds experiencing redemptions (April tax season); a dearth of supply of high quality issues (end of June); and substantial new money market issuance (mid-July financings). Our portfolio adjustments attempt to structure your Fund to take advantage of these conditions in an effort to enhance your Fund's return, while maintaining our commitment to high quality holdings.
    In response to the available supply of high quality Massachusetts-exempt securities in April and May, we extended the average maturity of your Fund to the 70-day range. We were able to take advantage of higher yields prevailing at that time, representing levels more attractive than those found on similar securities available for purchase in early summer. The Fund's average maturity has recently shortened to the 50-day range and is therefore well-positioned to extend as market conditions warrant. As we endeavor to accomplish this, we will continue to commit to those Massachusetts issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 18, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                            JULY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Tax Exempt Investments-100.0%                                                                          Amount          Value
                                                                                                       -------        -------
Massachusetts-97.1%
Town of Ashland, BAN 4.04%, 3/5/98..........................................                    $    5,000,000  $   5,002,528
Town of Easton, BAN 4.40%, 12/19/97.........................................                         5,000,000      5,010,237
Fitchburg Industrial Development Financing Authority, Industrial Revenue,
VRDN
  (Nestal Machinery Project)
  3.60% (LOC; Lasalle National Bank) (a,b)..................................                         3,500,000      3,500,000
Town of Hingham, BAN 4%, 12/19/97...........................................                         4,000,000      4,007,504
Massachusetts Bay Transportation Authority:
  General Transportation System Revenue
    3.45%, Series 84A, 9/1/97 (LOC; State Street Bank) (b)..................                         4,000,000      4,000,000
  Notes:
    4.75%, Series B, 9/5/97.................................................                         5,000,000      5,003,687
    4.25%, Series A, 2/27/98................................................                         4,000,000      4,011,939
Massachusetts Health and Education Facilities Authority, Revenue, VRDN:
  (Capital Asset Program):
    3.45%, Series C (Insured; MBIA and Liquidity; Credit Suisse) (a)........                         5,500,000      5,500,000
    3.45%, Series D (Insured; MBIA and Liquidity; Credit Suisse) (a)........                        18,200,000     18,200,000
    3.50%, Series E (LOC; First Chicago Corp.) (a,b)........................                         6,000,000      6,000,000
  (Childrens Hospital) 3.45%, Series F (LOC; Sanwa Bank) (a,b)..............                         2,285,000      2,285,000
  (Harvard University) 3.50%, Series I (Guaranteed by; Harvard University) (a)                       7,000,000      7,000,000
  (Massachusetts Institute of Technology)
    3.40%, Series G (Guaranteed by; Massachusetts Institute of Technology) (a)                       5,000,000      5,000,000
  (Wellesley College) 3.50%, Series B (Guaranteed by; Wellesley College) (a)                         4,985,000      4,985,000
Massachusetts Housing Finance Agency, Refunding, VRDN:
  (Harbor Point) 3.55%, Series A (LOC; Republic National Bank of New York) (a,b)                     5,100,000      5,100,000
  (Multi-Family Housing Project) 3.50%, Series A (LOC; FNMA) (a,b)..........                         3,800,000      3,800,000
Massachusetts Industrial Finance Agency:
  Housing Revenue 3.90%, Series 50, 6/1/98 (Insured; FGIC)..................                         5,400,000      5,400,000
  Industrial Revenue:
    (Ocean Spray Cranberries Inc. Project) 3.85%, 10/15/97..................                         3,500,000      3,500,000
    VRDN:
      (Cambridge Isotope Labs Inc.) 3.20% (LOC; Fleet Bank) (a,b)...........                         3,755,000      3,755,000
      (First Healthcare Corp.) 3.70%, Series B (LOC; Wachovia Bank and Trust) (a,b)                  1,295,000      1,295,000
      Refunding (Cabot Newburyport Limited) 3.65% (LOC; Bank of Boston) (a,b)                        1,500,000      1,500,000
  PCR, CP, Refunding (New England Power Co. Project)
    3.80%, Series A, 10/8/97 (Corp. Guaranty; New England Power Co.)........                         3,000,000      3,000,000
  Revenue, VRDN:
    (Edgewood Retirement Community) 3.60%, Series C (LOC; Dresdner Bank) (a,b)                       2,600,000      2,600,000
    (Godard House) 3.55% (LOC; Fleet Bank) (a,b)............................                         1,625,000      1,625,000
    (Heritage at Dartmouth) 3.60% (LOC; Bank of Boston) (a,b)...............                         1,825,000      1,825,000
    (Newbury College) 3.65% (LOC; Baybank) (a,b)............................                         3,870,000      3,870,000
    Refunding (Showa Womens Institute) 3.55% (LOC; Bank of America) (a,b)...                         9,300,000      9,300,000
  RRR, VRDN (Ogden Haverhill Project)
    3.45%, Series B (LOC; Union Bank of Switzerland) (a,b)..................                         5,500,000      5,500,000

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JULY 31, 1997 (UNAUDITED)
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       -------        -------
Massachusetts (continued)
Massachusetts Municipal Wholesale Electric Company, Power Supply Systems Revenue, VRDN
  3.50%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b)...........                     $  13,365,000   $ 13,365,000
Massachusetts Water Resource Authority, CP:
  3.65%, 8/4/97 (LOC; Morgan Guaranty Trust Co.) (b)........................                         5,000,000      5,000,000
  3.75%, 8/13/97 (LOC; Morgan Guaranty Trust Co.) (b).......................                         5,900,000      5,900,000
Town of New Bedford, BAN 4.25%, 10/10/97 (Repo Agreement; Fleet Bank).......                         2,700,000      2,701,739
Town of Rockport, BAN 4%, 2/19/98...........................................                         5,875,000      5,885,955
Town of Springfield, BAN 4.40%, 6/26/98.....................................                         2,500,000      2,509,739
U.S. Related-2.9%
Commonwealth of Puerto Rico, Government Development Bank, CP 3.70%, 8/11/97.                         5,000,000      5,000,000
                                                                                                                      -------
TOTAL INVESTMENTS (cost $171,938,328).......................................                                     $171,938,328
                                                                                                                      =======

Summary of Abbreviations
BAN   Bond Anticipation Notes               MBIA Municipal Bond Investors
CP    Commercial Paper                        Assurance Insurance Corporation
FGIC  Financial Guaranty Insurance Company  PCR  Pollution Control Revenue
FNMA  Federal National Mortgage Association RRR  Resources Recovery Revenue
LOC   Letter of Credit                      VRDN Variable Rate Demand Notes
Summary of Combined Ratings

Fitch (c)     or  Moody's             or Standard & Poor's          Percentage of Value
--------          --------               ------------------         -------------------
F1+/F1            VMIG1/MIG1, P1 (d)     SP1+/SP1, A1+/A1 (d)              77.1%
F2                VMIG2/MIG2, P2         SP2, A2                            7.5
AAA/AA (e)        Aaa/Aa (e)             AAA/AA (e)                          .8
Not Rated (f)     Not Rated (f)          Not Rated (f)                     14.6
                                                                          ----
                                                                          100.0%
                                                                           ====

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or and index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1997, 46.3% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                JULY 31, 1997 (UNAUDITED)
                                                                                    Cost             Value

                                                                               --------          --------
ASSETS:            Investments in securities-See Statement of Investments      $171,938,328      $171,938,328
                   Cash.......................................                                        126,347
                   Interest receivable........................                                      1,269,380
                   Prepaid expenses...........................                                         21,796
                                                                                                     --------
                                                                                                  173,355,851
                                                                                                     --------
LIABILITIES:       Due to The Dreyfus Corporation and affiliates                                       72,319
                   Accrued expenses...........................                                         37,374
                                                                                                     --------
                                                                                                      109,693
                                                                                                     --------
NET ASSETS....................................................                                   $173,246,158
                                                                                                     ========
REPRESENTED BY:    Paid-in capital............................                                   $173,280,622
                   Accumulated net realized gain (loss) on investments                                (34,464)
                                                                                                     --------
NET ASSETS....................................................                                   $173,246,158
                                                                                                                  ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                    173,295,247
NET ASSET VALUE, offering and redemption price per share....................                                          $1.00
                                                                                                                   ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                       Interest Income................................                                     $3,184,366
EXPENSES:                    Management fee-Note 2(a).......................                   $   446,285
                             Shareholder servicing costs-Note 2(b)..........                        68,869
                             Professional fees..............................                         26,158
                             Custodian fees.................................                         9,600
                             Registration fees..............................                         8,983
                             Prospectus and shareholders' reports...........                         6,420
                             Trustees' fees and expenses-Note 2(c)..........                         4,453
                             Miscellaneous..................................                         3,870
                                                                                                    ------
                                         Total Expenses...................                         574,638
                             Less-reduction in management fee due to
                                     undertaking-Note 2(a)...........................              (23,495)
                                                                                                    ------
                                         Net Expenses...........................................                           551,143
                                                                                                                            ------
INVESTMENT INCOME-NET.......................................................                                             2,633,223
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                                (2,725)
                                                                                                                            ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                            $2,630,498
                                                                                                                            ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                      July 31, 1997                Year Ended
                                                                                       (Unaudited)              January 31, 1997
                                                                                       ---------                    ---------
OPERATIONS:
  Investment income-net....................................................      $     2,633,223              $     4,991,912
  Net realized gain (loss) on investments..................................               (2,725)                        (309)
                                                                                        --------                     --------
    Net Increase (Decrease) in Net Assets Resulting from Operations........            2,630,498                    4,991,603
                                                                                        --------                     --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................           (2,633,223)                  (4,991,912)
                                                                                        --------                     --------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold............................................          155,170,567                  323,425,448
  Proceeds from acquisition of Dreyfus/Laurel Massachusetts Tax-Free Money
Fund,
    Investor Shares........................................................               ----                     73,123,414
  Dividends reinvested.....................................................            1,665,475                    3,277,952
  Cost of shares redeemed..................................................         (175,583,108)                (362,885,184)
                                                                                        --------                     --------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (18,747,066)                  36,941,630
                                                                                        --------                     --------
      Total Increase (Decrease) in Net Assets..............................          (18,749,791)                  36,941,321
NET ASSETS:
  Beginning of Period......................................................          191,995,949                  155,054,628
                                                                                        --------                     --------
  End of Period............................................................        $ 173,246,158                $ 191,995,949
                                                                                        ========                     ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                   Six Months Ended
                                                     July 31, 1997                      Year Ended January 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                      (Unaudited)        1997        1996        1995        1994        1993
                                                     ------------       ----        ----        ----        ----        ----
    Net asset value, beginning of period..             $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                          ----          ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                .015          .028        .033        .027        .021        .028
                                                          ----          ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..               (.015)        (.028)      (.033)      (.027)      (.021)      (.028)
                                                          ----          ----        ----        ----        ----        ----
    Net asset value, end of period........             $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                          ====          ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                2.98%*        2.86%       3.34%       2.70%       2.12%       2.81%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                .62%*         .60%        .46%        .28%        .28%        .19%
    Ratio of net investment income
      to average net assets...............                2.95%*        2.82%       3.28%       2.73%       2.09%       2.74%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 .03%*         .06%        .19%        .46%        .53%        .66%
    Net Assets, end of period (000's Omitted)         $173,246      $191,996    $155,055    $150,811     $87,864     $72,383

*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Massachusetts Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $31,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. If not applied, $30,500 of the carryover expires in fiscal 2003, $1,000 expires in fiscal 2004 and $200 expires in fiscal 2005.
    At July 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from February 1, 1996 through May 8, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceeded an annual rate of .60 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $23,495 during the period ended July 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 1997, the Fund was charged an aggregate of $30,032 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the Fund. Such compensation amounted to $26,116 during the period ended July 31, 1997.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                     639SA977
Registration Mark
[Dreyfus logo]
Massachusetts
Municipal
Money Market Fund
Semi-Annual
Report
July 31, 1997